UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2016

MEDIFIRST SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

Nevada	333-178825	27-3888260
(State or other	(Commission File Number)	(IRS Employer
jurisdiction incorporation)		Identification No.)

4400 Route 9 South, Suite 1000, Freehold, NJ		07728
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

On February 11, 2016, the Company issued a press release to shareholders on the progress of the Company’s Premarket Notification 510(k) submission to the U.S. Food and Drug Administration for the Company’s “The Time Machine” Series Laser. The press release is attached as an exhibit to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Section 9- Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release dated February 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: February 12, 2016	By:	/s/ Bruce Schoengood
Bruce Schoengood President and Chief Executive Officer

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